UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14C-101)
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☒	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2) Definitive information statement

Imobolis, Inc.
(Name of Registrant as specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid  previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

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IMOBOLIS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF IMOBOLIS, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Imobolis, Inc., a Nevada corporation (the “Company”), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the “Written Consent”) has been executed to be effective 20 days from the date of mailing this Information Statement to you.

Because execution of the Written Consent was assured, our Board of Directors believes it would not be in the best interests of our company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of common stock held of record by them.

The Board of Directors has fixed the close of business on November 1, 2011 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about October 12, 2011 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the matters being authorized herein.

The Written Consent authorizes the following corporate action:

1. To Amend our Articles of Incorporation to change the name of the Company to FrogAds, Inc.

2. To Forward Split all outstanding shares of the Corporation’s common stock on a 5 for 1 basis;

3. To appoint Indira Tovar as Director;

4. To ratify appointment of  Ronald Chew as Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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IMOBOLIS, INC.
8950 West Olympic Blvd. Suite 350,
Beverly Hills, CA 90211

INFORMATION STATEMENT ON SCHEDULE 14C

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding our shares of outstanding common stock beneficially owned as of the date hereof by (i) each of our directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by us to own beneficially more than 5% of our common stock based upon 18,000,000 issued common shares.

Directors & Executive Officers	Title	Number of Shares of Common Stock Owned	Percent of Voting Shares Outstanding
Julian Spitari	Chairman, CFO & CEO, Director	10,000,000	55%
Ron Chew	Director		0.00%
All Directors & Officers as a Group		10,000,000	55.5%

Beneficial Owners	Number of Shares of Common Stock Owned	Percent of Voting Shares Outstanding
All Beneficial Owners as a Group	8,000,000	44.5

ACTION OF THE BOARD BY UNANIMOUS CONSENT

The amendment to our Articles of Incorporation changing the name, and capital structure, of the Company by increasing the number of authorized shares of Common stock to 200 million shares of Common Stock, was effected by unanimous written consent of the Directors, pursuant to Nevada Revised Statute Section 78.315.  The Amendment was filed with, and was approved by, the Secretary of State of Nevada on October 12, 2011.

The notice to the shareholders of the Modification to the Articles of incorporation, and approval thereof by the office of the Secretary of State of Nevada, is contained in this Information Statement to be mailed to our stockholders, and which shall become effective in 20 days.

AMENDMENT TO ARTICLES OF INCORPORATION
CHANGING THE NAME, OF THE COMPANY

The Board of Directors, by unanimous written consent, approved an amendment to the Company’s Articles of Incorporation to change the name of the Company to FrogAds, Inc.

The change of the Company’s name to FrogAds, Inc. was intended to align the Company’s name with management’s marketing plan which is broader than the automobile services sector.

AMENDMENT TO ARTICLES OF INCORPORATION
CHANGING THE CAPITAL STRUCTURE OF THE COMPANY

The Board of Directors, by unanimous written consent, approved an amendment to the Company’s Articles of Incorporation to modify the capital structure of the Company.

Prior to the capital restructure referenced herein, the Articles of Incorporation company authorized  90 million shares of Common stock, and 10 million shares of Preferred Stock, with a par value of $.001 per share.

The Board increased the number of authorized common  shares to 200 million, with a par value of $.001 per shares, and  authorized  10 million preferred shares with a par value of $.001 per share.

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APPOINTMENT OF INDIRA TOVAR TO THE BOARD OF DIRECTORS

By written consent, the Board appointed Indira Tovar to the Board of Directors.

APPOINTMENT OF RONALD CHEW TO THE BOARD OF DIRECTORS

By written consent, the Board ratified the appointment of Ronald Chew to the Board of Directors

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2012

The rules of the Securities and Exchange Commission (“SEC”) permit our stockholders, after notice to us, to present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by our action in accordance with the proxy rules published by the SEC.

Our 2012 annual meeting of stockholders is expected to be held on or about June 15, 2012, and proxy materials in connection with that meeting are expected to be mailed on or about May 15, 2012. Proposals of stockholders that are intended to be presented at our 2012 annual meeting must be received by us no later than March 15, 2012, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our Officers and Directors and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based solely on our review of the SEC’s EDGAR database, copies of such forms received by us, or written representations from certain reporting persons, we believe that during the 2011 fiscal year, all such filing requirements applicable to our Officers, Directors, and greater than 10% beneficial owners were complied with.

ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2011, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report.

Our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2011, and Quarterly Report on Form 10-QSB for the period ended June 30, 2011 are each incorporated by reference into this Information Statement.

Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Julian Spitari, Imobolis, Inc. 4946 Haskell Ave., Encino, California 19436 or on the Internet at www.sec.gov  from the SEC’s EDGAR database.

By Order of the Board of Directors

/s/ Julian Spitari
By: Julian Spitari, Chairman and Chief Executive Officer

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